UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2014

EMPIRE STATE REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

EMPIRE STATE REALTY OP, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36106	45-4685158
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Grand Central Place 60 East 42nd Street New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 687-8700

n/a

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 5, 2014, Empire State Realty Trust, Inc. (the “Company”) issued a press release announcing that its operating partnership, Empire State Realty OP, L.P. (the “Operating Partnership”), had commenced a private offering of $250 million aggregate principal amount of exchangeable senior notes due 2019 pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On August 6, 2014, the Company issued a press release announcing that the Operating Partnership had priced its previously announced offering of $250 million aggregate principal amount of exchangeable senior notes due 2019. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated August 5, 2014 of Empire State Realty Trust, Inc., titled “Empire State Realty Trust Announces Private Offering Of $250 Million of Exchangeable Senior Notes Due 2019”

99.2	Press release dated August 6, 2014 of Empire State Realty Trust, Inc., titled “Empire State Realty Trust Announces Pricing of Private Offering of $250 Million of 2.625% Exchangeable Senior Notes Due 2019”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

Date: August 7, 2014	By:	/s/ David A. Karp
		Name:	David A. Karp
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY OP, L.P. (Registrant)

	By:	Empire State Realty Trust, Inc., as general partner

Date: August 7, 2014	By:	/s/ David A. Karp
		Name:	David A. Karp
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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